Putnam
Global
Growth and
Income Fund

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* For the year ended September 30, 1996, the total return at net asset value of Putnam Global Growth and Income Fund's class A shares 16.25% surpassed the fund's comparative benchmark, the Europe, Australia and Far East (EAFE) component of the Morgan Stanley
Capital International World Index 8.61%.*

* "The big German conglomerates are talking about maximizing shareholder value. And it seems like this change is really going to be something that will take hold in Europe. So we think we're in the early stages of change akin to the restructuring we saw in U.S.
companies over the last ten years, going on now in Europe."

                         -- Hugh H. Mullin, Fund Manager

      CONTENTS
 3    Report from Putnam Management
 8    Fund performance summary
11    Portfolio holdings
19    Financial statements

*MSCI (EAFE) is an unmanaged list of international equity securities, excluding U.S., with all values expressed in U.S. dollars. The Europe component of the World Index is an unmanaged list of 639 companies representing 13 European countries, with values expressed in U.S. dollars. Past performance is not indicative of future results. For more performance information, please see page 8.



From the Chairman

Dear Shareholder:

Within the fund's first fiscal year under the name Putnam Global Growth and Income Fund, a strong stock market and continuing economic growth provided a remarkably hospitable environment for positive results. The fund's total return at net asset value for the 12 months ended September 30, 1996, was 16.25%. Although this return was somewhat less than the market average as measured by the Standard & Poor's 500(registered trademark) Index, it surpassed the fund's comparative benchmark, the Europe, Australia and Far East
(EAFE) component of the Morgan Stanley Capital International World Index. Please see pages 8 and 9 for full performance details.

Average performance during the fund's fiscal year may be attributed to two factors. First, international stocks lagged domestic stocks in general and the fund was somewhat negatively affected. Second, in markets worldwide, and most noticeably in the U.S., value stocks and value-oriented investments underperformed growth stocks and growth-oriented investments through much of the year. This combination of factors was enough to result in lackluster, albeit positive, fund performance.

As a result of a shareholder meeting held on December 28, 1995, the fund underwent a name change (it was formerly Putnam Global Utilities Fund) and a broadening of its strategy. Putnam Management instituted these changes in order to allow the fund to take greater advantage of opportunities outside the utilities industry. The fund continues to be managed in a value investing style, seeking to provide long-term growth potential with current income as a secondary objective. Putnam analysts focus on established domestic and international companies in diverse industry sectors, choosing those that have undergone positive change. The stocks of these companies also have attractive dividend yields and sell at low price-to-earnings ratios -- otherwise known as bargain stocks.

Hugh Mullin manages the fund's domestic investments while Justin Scott manages the fund's international portion. Throughout the fiscal period, approximately two-thirds of the portfolio was invested in stocks of U.S. companies with the remaining one-third invested in stocks of foreign companies.

*CHEAPNESS AND CHANGE STRATEGY APPLIED GLOBALLY

As in one of Putnam's hallmark open-end funds, The Putnam Fund for Growth and Income, this fund follows an investment discipline that focuses on stocks with inexpensive valuations in companies where senior management is striving to improve earnings over a 2- to 3-year period.

Putnam Global Growth and Income takes a similar approach, on an international level. It has been well documented that a similar situation to what has occurred in corporate America in the past decade -- restructurings, streamlining, new product development, improved customer service, and a focus on maximizing shareholder value -- is now taking place outside the U.S., particularly in Europe. Putnam management believes this is particularly the case in Germany where large-capitalization conglomerates with higher cost structures than the rest of their global competitors have begun to streamline their organizations and to lower costs. Consequently, your fund's managers are keeping a watchful eye out for attractively-valued stocks of companies that are undergoing positive change as these opportunities surface worldwide.

*CAREFUL SECURITIES SELECTION IN DIVERSE SECTORS PROVED PROFITABLE

In the U.S. portion of the portfolio, fund management achieved successful results with overweightings in the finance and financial services sectors where they continued to find companies with very strong fundamentals and undervalued stocks. The portfolio also had a fairly large exposure to early cyclical stocks -- those in the automotive, retail, and consumer products sectors. The fund's managers purchased technology stocks in the summer months at depressed prices at the same time as they reduced holdings in the utilities sector. This proved an excellent move as the sale of some technology and energy securities brought profits to the portfolio while utilities, in general, underperformed the market throughout the fiscal year.

Fund management also chose to underweight holdings in the consumer nondurables sector -- in certain food, beverage, and health care companies -- where positive change and quality was evident but where valuations were fairly lofty.

*SUCCESSFUL HOLDINGS CONTRIBUTE TO POSITIVE RESULTS

Some of the stocks that contributed most to positive fund performance during the period are as follows. Fund management purchased stocks of Intel Corp., a large electronics and electrical equipment corporation, early in the period at $55 per share. They sold the stock in the final quarter of fiscal '96 in the $80 to $90 range, taking profits and applying them to other opportunities. Xerox and Avon, portfolio holdings since the fund's inception, continued to add to fund performance. In the financial services sector, Bank America was noteworthy. Fund management instituted a well-timed move into savings and loans this past summer with Ahmanson & Co. being one example of a stock that increased significantly in value over a brief 9-month period. In the health-care arena, Warner-Lambert, Bristol-Myers Squibb, and American Home Products, with significant positions in the portfolio, proved rewarding for the fund.

[GRAPHIC OMITTED: horizontal bar chart ALLOCATIONS BY COUNTRY*]

United States          62.4%

Japan                   8.9%

United Kingdom          5.8%

Netherlands             4.2%

France                  3.5%

Germany                 3.4%

Footnote reads:
*Based on net assets as of 9/30/96. Holdings will vary over time.

*OPTIMISTIC OUTLOOK FOR FISCAL '97

Fund management's outlook for the coming months reflects what has been seen during much of this year: moderate economic growth, subdued inflation, and stable interest rates that move within a limited range. They believe corporate profits should continue to grow at reasonably high levels given this point in the economic cycle. They are very optimistic about the domestic portion of the portfolio and see a tremendous amount of positive change beginning in non-U.S. companies. For this reason, management may somewhat increase the allocation to the fund's international portion in the next fiscal year. They anticipate that the sectors and securities that have served the fund well in recent months will continue to do so into the beginning of fiscal 1997.



TOP 10 HOLDINGS 9/30/96

International Business Machines Corp.
Multinational computers, software, and information systems

Fleet Financial Group, Inc.
Banking

Societe Nationale Elf Aquitaine (France)
Oil and gas

General Electric Co. PLC (United Kingdom)
Electronics and electrical equipment

J.P.  Morgan & Company, Inc.
Multinational banking and finance

Baxter International, Inc.
Medical supplies and devices

Sun Hung Kai Properties Ltd. (Hong Kong)
Real estate

Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)
Combined utilities

Hokuriku Electric Power Co. (Japan)
Electric utilities

du Pont (E.I.) de Nemours & Company, Ltd.
Chemicals

Footnote reads:
These holdings represent 10.7% of the fund's net assets as of 9/30/96. Portfolio holdings will vary over time.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks including political developments, economic uncertainty, and currency fluctuations.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital appreciation with current income as a secondary objective through investments in common stocks and will invest a significant portion of its assets in countries outside the United States.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
                                        Standard &        MSCI
                                        Poor's 500        EAFE
                       NAV        POP        Index       Index
--------------------------------------------------------------------
1 year               16.25%      9.55%       20.26%       8.61%
--------------------------------------------------------------------
Life of fund
(since 1/3/95)       31.84      24.24        55.94       16.09
Annual average       17.22      13.29        29.09        8.90
--------------------------------------------------------------------
Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. POP assumes maximum 5.75% sales charge. Performance data represent past results and an expense limitation currently in effect. Performance data prior to 12/28/95 do not reflect operation and the fund's current investment objectives and policies. Without the expense limitation, the fund's total return would have been lower. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 1/3/95

Starting value                  (Insert ending Total)
$9,425              Fund's shares at POP     $12,424
$10,000                          S&P 500     $15,594
$10,000                  MSCI EAFE Index     $11,609

(plot points for 10-year total return mountain chart)

Date/year  Fund at POP     S&P 500      MSCI EAFE Index
---------  -----------     -------    ------------------
1/31/95        9,058        10,243            9,818
2/28/95        9,235        10,612            9,588
3/31/95        9,368        10,917           10,186
4/30/95        9,756        11,277           10,569
5/31/95       10,166        11,687           10,443
6/30/95       10,333        12,014           10,280
7/31/95       10,654        12,396           10,899
8/31/95       10,499        12,392           10,483
9/30/95       10,687        12,966           10,688
10/31/95      10,698        12,902           10,401
11/30/95      10,887        13,431           10,690
12/31/95      11,180        14,193           11,121
1/31/96       11,375        14,291           11,166
2/29/96       11,502        14,481           11,204
3/31/96       11,756        14,676           11,442
4/30/96       11,963        15,011           11,775
5/31/96       12,136        15,130           11,558
6/30/96       12,136        14,438           11,623
7/31/96       11,710        14,709           11,283
8/31/96       11,940        15,594           11,609
9/30/96       12,424        15,594           11,609

Footnote reads:
Past performance is no assurance of future results.



TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

The Europe, Australia and the Far East (EAFE) component of the Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, excluding U.S., with all values expressed in U.S. dollars. The Europe component of the World Index is an unmanaged list of 639 companies representing 13 European countries, with values expressed in U.S. dollars.

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Footnote reads:
Both indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that differ from those in the indexes. You cannot invest in an index.



Report of independent accountants
For the fiscal year ended September 30, 1996

To the Trustees and Shareholders of
Putnam Global Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Growth and Income Fund, formerly Putnam Global Utilities Fund, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period January 3, 1995 (commencement of operations) to September 30, 1995, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Growth and Income Fund, formerly Putnam Global Utilities Fund, as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period January 3, 1995 (commencement of operations) to September 30, 1995, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                      Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 11, 1996




Portfolio of investments owned
September 30, 1996

COMMON STOCKS  (97.2%) *
NUMBER OF SHARES                                                                    VALUE

Aerospace and Defense  (0.7%)
-----------------------------------------------------------------------------------------
              150  Lockheed Martin Corp.                                           13,519

Airlines  (1.3%)
-----------------------------------------------------------------------------------------
              130  Delta Air Lines, Inc.                                            9,360
              270  K.L.M.-Royal Dutch Airlines (Netherlands)                        7,232
            1,000  Singapore Airlines Ltd. (Singapore)                             10,089
                                                                                ---------
                                                                                   26,681

Alcoholic Beverages  (0.6%)
-----------------------------------------------------------------------------------------
              330  Anheuser-Busch Cos., Inc.                                       12,416

Appliances  (0.9%)
-----------------------------------------------------------------------------------------
              150  Electrolux AB (Sweden)                                           8,442
              200  Whirlpool Corporation                                           10,125
                                                                                ---------
                                                                                   18,567

Automotive  (3.5%)
-----------------------------------------------------------------------------------------
              350  Chrysler Corp.                                                  10,019
              305  Ford Motor Co.                                                   9,531
              375  General Motors Corp.                                            18,000
            3,000  Jardine International Motor Holdings Ltd. (Hong Kong)            3,802
            1,000  Mitsubishi Motors Corp. (Japan)                                  8,454
               50  Peugeot Citroen S A (France)                                     5,514
              185  TRW, Inc.                                                       17,205
                                                                                ---------
                                                                                   72,525

Banks  (10.6%)
-----------------------------------------------------------------------------------------
            1,900  Allied Irish Banks PLC (Ireland)                                11,110
               10  Baer Holdings AG (Switzerland)                                  10,419
              360  Banc One Corp.                                                  14,760
              921  Bank of Ireland (Ireland)                                        7,258
              150  BankAmerica Corp.                                               12,319
              250  Bankers Trust New York Corp.                                    19,656
            1,000  Barclays Bank PLC (United Kingdom)                              14,700
              160  Comerica, Inc.                                                   8,240
              325  CoreStates Financial Corp.                                      14,056
              540  Fleet Financial Group, Inc.                                     24,030
              315  Great Western Financial Corp.                                    8,348
              900  HSBC Holdings PLC (United Kingdom)                              17,272
              305  National City Corp.                                             12,848
              140  NationsBank Corp.                                               12,163
            1,000  Overseas Union Bank Ltd. (Singapore)                             6,998
              490  PNC Bank Corp.                                                  16,354
            2,000  Westpac Banking Corp. (Australia)                               10,345
                                                                                ---------
                                                                                  220,876

Basic Industrial Products  (0.9%)
-----------------------------------------------------------------------------------------
              205  General Signal Corp.                                             9,020
            1,000  Mitsui Fudoscan Co. (Japan)                                      8,705
                                                                                ---------
                                                                                   17,725

Building Products  (2.4%)
-----------------------------------------------------------------------------------------
              150  Armstrong World Industries, Inc.                                 9,356
            1,000  CRH PLC (Ireland)                                               10,141
              200  Lafarge Coppee (France)                                         11,802
            1,000  Marui Co., Ltd. (Japan)                                         19,315
                                                                                ---------
                                                                                   50,614

Building and Construction  (0.8%)
-----------------------------------------------------------------------------------------
            2,000  Obayashi Corp. (Japan)                                          16,423

Business Services  (0.9%)
-----------------------------------------------------------------------------------------
            1,000  Dai Nippon Printing Co., Ltd. (Japan)                           18,687

Chemicals  (5.0%)
-----------------------------------------------------------------------------------------
               50  Akzo-Nobel N.V. (Netherlands)                                    6,065
              500  Bayer AG ADR (Germany)                                          18,361
              155  Dow Chemical Co.                                                12,439
              230  du Pont (E.I.) de Nemours & Co., Ltd.                           20,298
              175  Eastman Chemical Co.                                            10,216
              350  Hoechst AG (Germany)                                            12,779
            1,000  KAO Corp. (Japan)                                               12,488
              330  Witco Chemical Corp.                                            10,849
                                                                                ---------
                                                                                  103,495

Combined Utilities  (1.0%)
-----------------------------------------------------------------------------------------
              400  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)         20,957

Computers  (1.2%)
-----------------------------------------------------------------------------------------
              200  IBM Corp.                                                       24,900

Conglomerates  (2.5%)
-----------------------------------------------------------------------------------------
               20  Degussa AG (Germany)                                             7,291
              360  ITT Industries, Inc.                                             8,685
              205  Minnesota Mining & Manufacturing Co.                            14,324
               40  Preussag AG (Germany)                                            9,980
              105  United Technologies Corp.                                       12,613
                                                                                ---------
                                                                                   52,893

Consumer Products  (1.8%)
-----------------------------------------------------------------------------------------
              230  Kimberly-Clark Corp.                                            20,269
              100  Unilever N.V. (Netherlands)                                     15,797
                                                                                ---------
                                                                                   36,066

Containers  (0.8%)
-----------------------------------------------------------------------------------------
              255  Chesapeake Corp.                                                 7,013
              190  Temple Inland, Inc.                                             10,023
                                                                                ---------
                                                                                   17,036

Cosmetics  (0.6%)
-----------------------------------------------------------------------------------------
              250  Avon Products, Inc.                                             12,406

Electric Utilities  (4.1%)
-----------------------------------------------------------------------------------------
              250  Cinergy Corp.                                                    7,719
              395  Edison International                                             7,061
            1,000  Hokuriku Electric Power Co. (Japan)                             20,933
            3,500  Hong Kong Electric Holdings Ltd. (Hong Kong)                    11,315
              370  Northeast Utilities Co.                                          4,579
              210  Potomac Electric Power Co.                                       5,329
              175  Public Service Co. of Colorado                                   6,213
              275  Public Service Enterprise Group, Inc.                            7,356
            1,700  Scottish Power PLC (United Kingdom)                              8,130
              190  Union Electric Co.                                               7,006
                                                                                ---------
                                                                                   85,641

Electronics and Electrical Equipment  (4.4%)
-----------------------------------------------------------------------------------------
                5  BBC Brown Boveri & Cie AG (Switzerland)                          6,114
              205  Eaton Corp.                                                     12,377
              100  Emerson Electric Co.                                             9,013
            3,700  General Electric Co. PLC (United Kingdom)                       22,909
              100  General Electric Co.                                             9,100
            1,000  Hitachi, Ltd. (Japan)                                            9,703
              140  Philips Electronics N.V. (Netherlands)                           5,060
            1,000  Sharp Corp. (Japan)                                             16,620
                                                                                ---------
                                                                                   90,896

Energy-Related  (0.3%)
-----------------------------------------------------------------------------------------
               50  VA Technolgies AG (Austria)                                      6,527

Environmental Control  (0.6%)
-----------------------------------------------------------------------------------------
              375  WMX Technologies, Inc.                                          12,328

Farm Equipment  (0.5%)
-----------------------------------------------------------------------------------------
              260  Deere (John) & Co.                                              10,920

Finance  (3.9%)
-----------------------------------------------------------------------------------------
              300  ABN AMRO Holding N.V. (Netherlands)                             16,651
              245  Beneficial Corp.                                                14,088
               50  Credit Locale de France S.A. (France)                            4,264
              265  Federal National Mortgage Association                            9,242
              320  Keycorp                                                         14,080
              255  Morgan (J.P.) & Co., Inc.                                       22,663
                                                                                ---------
                                                                                   80,988

Financial Services  (0.5%)
-----------------------------------------------------------------------------------------
              255  Norwest Corp.                                                   10,423

Food  (1.4%)
-----------------------------------------------------------------------------------------
              200  General Mills, Inc.                                             12,075
            5,600  Goodman Fielder Ltd. ADR (Australia)                             5,713
              330  Heinz (H.J.) Co.                                                11,138
                                                                                ---------
                                                                                   28,926

Food and Beverages  (2.9%)
-----------------------------------------------------------------------------------------
            1,500  Argyll Group PLC (United Kingdom)                                7,714
            1,800  Guinness PLC (United Kingdom)                                   12,892
               15  Nestle S.A. (Switzerland)                                       16,717
              355  Sara Lee Corp.                                                  12,691
              405  Whitman Corporation                                              9,366
                                                                                ---------
                                                                                   59,380

Gas Pipelines  (0.4%)
-----------------------------------------------------------------------------------------
              210  Enron Corp.                                                      8,558

Household Products  (0.8%)
-----------------------------------------------------------------------------------------
              100  Clorox Co.                                                       9,588
              900  Tate & Lyle PLC (United Kingdom)                                 6,587
                                                                                ---------
                                                                                   16,175

Insurance  (5.2%)
-----------------------------------------------------------------------------------------
              100  Aegon N.V. (Netherlands)                                         4,942
              305  American General Corp.                                          11,514
              255  AON Corp.                                                       13,834
               90  CIGNA Corp.                                                     10,789
              304  Internationale Nederlanden Groep (Netherlands)                   9,494
            1,200  Jardine Matheson Holdings Ltd. (Singapore)                       7,500
              135  Lincoln National Corp.                                           5,923
            1,250  QBE Insurance Group Ltd. (Australia)                             6,723
               10  Swiss Reinsurance Co. (Switzerland)                             10,539
            1,000  Tokio Marine & Fire Insurance Co. Ltd. (The) (Japan)            11,859
              800  USF&G Corp.                                                     14,800
                                                                                ---------
                                                                                  107,917

Insurance and Finance  (0.5%)
-----------------------------------------------------------------------------------------
              600  Banco Totta & Accores S.A. (Portugal)                            10,502

Machinery  (0.9%)
-----------------------------------------------------------------------------------------
            1,000  Daikin Industries Ltd. (Japan)                                   9,792
              400  Sandvik AB Class B, (Sweden)                                     9,488
                                                                                ---------
                                                                                   19,280

Medical Supplies and Devices  (1.0%)
-----------------------------------------------------------------------------------------
              465  Baxter International, Inc.                                      21,739

Metals and Mining  (0.8%)
-----------------------------------------------------------------------------------------
              360  Freeport-McMoRan Copper & Gold Co., Inc. Class A                10,620
              180  Freeport-McMoRan Copper & Gold Co., Inc. Class B                 5,625
                                                                                ---------
                                                                                   16,245

Office & Industrial  (0.4%)
-----------------------------------------------------------------------------------------
            4,000  Hang Lung Development Co. (Hong Kong)                            7,656

Office Equipment  (0.5%)
-----------------------------------------------------------------------------------------
              210  Xerox Corp.                                                     11,261

Oil and Gas  (7.5%)
-----------------------------------------------------------------------------------------
              170  Amoco Corp.                                                     11,985
              110  British Petroleum PLC ADR (United Kingdom)                      13,750
              500  Burmah Oil PLC (United Kingdom)                                  8,951
              150  Chevron, Inc.                                                    9,394
            3,000  Cosmo Oil Co. Ltd. (Japan)                                      17,087
              185  Exxon Corp.                                                     15,401
               70  Mobil Corp.                                                      8,103
              510  Occidental Petroleum Corp.                                      11,921
              200  Repsol S.A. (Spain)                                              6,576
               90  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                 14,051
              300  Societe Nationale Elf Aquitaine (France)                        23,483
              306  Total Corp. ADR (France)                                        11,972
               50  Total SA Class B, (France)                                       3,939
                                                                                ---------
                                                                                  156,613

Paper  (1.5%)
-----------------------------------------------------------------------------------------
              600  Svenska Cellulosa AB Class B, (Sweden)                          12,328
              410  Weyerhaeuser Co.                                                18,911
                                                                                ---------
                                                                                   31,239

Pharmaceuticals and Biotechnology  (3.4%)
-----------------------------------------------------------------------------------------
              200  American Home Products Corp.                                    12,750
              150  Bristol-Myers Squibb Co.                                        14,456
                5  Ciba-Geigy AG (Switzerland)                                      6,393
              430  Pharmacia & Upjohn, Inc.                                        17,738
              295  Warner-Lambert Co.                                              19,470
                                                                                ---------
                                                                                   70,807
Photography  (1.4%)
-----------------------------------------------------------------------------------------
              225  Eastman Kodak Co.                                               17,663
              255  Polaroid Corp.                                                  11,220
                                                                                ---------
                                                                                   28,883

Publishing  (1.6%)
-----------------------------------------------------------------------------------------
              260  Deluxe Corp.                                                     9,815
              250  McGraw-Hill, Inc.                                               10,656
              310  Times Mirror Co. Class A                                        13,795
                                                                                ---------
                                                                                   34,266

Railroads  (1.5%)
-----------------------------------------------------------------------------------------
              365  Canadian National Railway Co. (Canada)                           7,483
              145  Conrail, Inc.                                                   10,494
               75  Norfolk Southern Corp.                                           6,853
              100  Union Pacific Corp.                                              7,325
                                                                                ---------
                                                                                   32,155

Real Estate  (1.1%)
-----------------------------------------------------------------------------------------
            1,000  Hong Kong Land Holdings Ltd. (Hong Kong)                         2,330
            2,000  Sun Hung Kai Properties Ltd. (Hong Kong)                        21,273
                                                                                ---------
                                                                                   23,603

Retail  (4.0%)
-----------------------------------------------------------------------------------------
              500  Dayton Hudson Corporation                                       16,500
            1,360  Kmart Corp.                                                     13,940
              255  May Department Stores Co.                                       12,399
              230  Penney (J.C.) Co., Inc.                                         12,449
              430  Rite Aid Corp.                                                  15,588
              255  Sears, Roebuck & Co.                                            11,411
                                                                                ---------
                                                                                   82,287

Savings and Loans  (0.6%)
-----------------------------------------------------------------------------------------
              420  Ahmanson (H.F.) & Co.                                           11,760

Semiconductors  (1.2%)
-----------------------------------------------------------------------------------------
              200  SGS-Thomson Microelectronics ADR (France) +                      9,475
              280  Texas Instruments, Inc.                                         15,435
                                                                                ---------
                                                                                   24,910

Shipping  (0.3%)
-----------------------------------------------------------------------------------------
            2,000  Malaysia International Shipping Berhad (Malaysia)                6,145

Telecommunication  (0.3%)
-----------------------------------------------------------------------------------------
              205  Royal PTT Nederland N.V. ADR (Netherlands)                       7,073

Telephone Services  (1.9%)
-----------------------------------------------------------------------------------------
              240  GTE Corp.                                                        9,240
              260  NYNEX Corp.                                                     11,310
              210  Pacific Telesis Group                                            7,061
              300  Sprint Corp.                                                    11,663
                                                                                ---------
                                                                                   39,274

Telephone Utilities  (1.7%)
-----------------------------------------------------------------------------------------
              235  Bell Atlantic Corp.                                             14,071
              260  BellSouth Corp.                                                  9,620
              220  SBC Communications, Inc.                                        10,588
                                                                                ---------
                                                                                   34,279

Textiles  (0.7%)
-----------------------------------------------------------------------------------------
               50  Chargeurs S.A. (France)                                          1,851
            2,000  Toray Industries Inc. (Japan)                                   12,685
                                                                                ---------
                                                                                   14,536

Tobacco  (3.3%)
-----------------------------------------------------------------------------------------
              285  American Brands, Inc.                                           12,041
            1,100  B A T Industries PLC (United Kingdom)                            7,327
              225  Philip Morris Cos., Inc.                                        20,194
            2,305  RJR Nabisco Holdings Corp.                                      13,594
              100  Tabacalera S.A. (Spain)                                          4,270
              405  Universal Corp.                                                 10,328
                                                                                ---------
                                                                                   67,754

Trucking  (0.6%)
-----------------------------------------------------------------------------------------
              405  Ryder System, Inc.                                              11,998
                                                                                ---------
                   Total Common Stocks (cost $1,871,878)                        2,018,730

SHORT-TERM INVESTMENTS  (2.0%) * (cost $42,007)
PRINCIPAL AMOUNT                                                                    VALUE
-----------------------------------------------------------------------------------------
          $42,000  Interest in $365,453,000 joint repurchase agreement dated
                   September 30, 1996 with Goldman, Sachs & Co. due
                   October 1, 1996 with respect to various U.S. Treasury
                   obligations-maturity value of $42,007 for an effective
                   yield of 5.625%                                                 42,007
-----------------------------------------------------------------------------------------
                   Total Investments (cost $1,913,885)***                       2,060,737
-----------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $2,076,887.

*** The aggregate identified cost on a tax basis is $1,913,885, resulting in gross unrealized appreciation and depreciation of $167,360 and $20,508, respectively, or net unrealized appreciation of $146,852.

  +   Non-income-producing security.

     ADR after the name of a foreign holding
     stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.




---------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1996
(Aggregate Face Value $255,804)
                                                                            Unrealized
                            Market       Aggregate Face      Delivery       Appreciation/
                            Value            Value           Date          (Depreciation)
---------------------------------------------------------------------------------------------
British Pounds            $ 15,334        $ 14,868         11/12/96          $ (466)
Deutschemarks               28,275          28,926         11/12/96             651
French Francs               44,678          44,578         11/12/96            (100)
Japanese Yen               135,638         137,644          1/6/97              2,006
Netherlands Guilders        29,334          29,788         11/12/96              454
---------------------------------------------------------------------------------------------
                                                                               2,545
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
Investments in securities, at value (identified cost $1,913,885) (Note 1)                   $2,060,737
------------------------------------------------------------------------------------------------------
Cash                                                                                               488
------------------------------------------------------------------------------------------------------
Dividends and other receivables                                                                  7,736
------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                  54,639
------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                   3,111
------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                       5,441
------------------------------------------------------------------------------------------------------
Total assets                                                                                 2,132,152

Liabilities
------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                41,951
------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                     2,632
------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                         457
------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                        10
------------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                       6,425
------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                        566
------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                      276
------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                           2,948
------------------------------------------------------------------------------------------------------
Total liabilities                                                                               55,265
------------------------------------------------------------------------------------------------------
Net assets                                                                                  $2,076,887

Represented by
------------------------------------------------------------------------------------------------------
Paid-in capital  (Notes 1 and 4)                                                            $1,647,013
------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                    33,002
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions (Note 1)                                                                          247,645
------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                          149,227
------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                                  $2,076,887

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($2,076,887 divided by 192,811 shares)                                                          $10.77
------------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of 10.77)*                                                  $11.43
------------------------------------------------------------------------------------------------------

*On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1996

Investment Income:
--------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,441)                                            $ 57,590
--------------------------------------------------------------------------------------------
Interest                                                                               1,169
--------------------------------------------------------------------------------------------
Total investment income                                                               58,759

Expenses:
--------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      15,378
--------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         4,597
--------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                      1,638
--------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                           191
--------------------------------------------------------------------------------------------
Reports to shareholders                                                                4,477
--------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          40
--------------------------------------------------------------------------------------------
Auditing                                                                              11,749
--------------------------------------------------------------------------------------------
Legal                                                                                  3,526
--------------------------------------------------------------------------------------------
Other                                                                                    202
--------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                      (17,391)
--------------------------------------------------------------------------------------------
Total expenses                                                                        24,407
--------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                            (4,617)
--------------------------------------------------------------------------------------------
Net expenses                                                                          19,790
--------------------------------------------------------------------------------------------
Net investment income                                                                 38,969
--------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     257,648
--------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                            9,451
--------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                             2,415
--------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                           (22,111)
--------------------------------------------------------------------------------------------
Net gain on investments                                                              247,403
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $286,372
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





                                                                                                   January 3, 1995
Statement of changes in net assets                                                                   (commencement
                                                                                 Year ended         of operations)
                                                                                 September 30      to September 30
                                                                                         1996             1995
------------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $38,969               $49,705
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                        267,099                (6,302)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                     (19,696)              168,923
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 286,372               212,326
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------
From net investment income                                                           (66,094)                   --
------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                                 (3,672)                   --
------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     89,170             1,538,785
------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         305,776             1,751,111
------------------------------------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                  1,771,111                20,000
------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $33,002 and $50,435 respectively)                                       $2,076,887            $1,771,111
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


                                                                                     For the period
                                                                                    January 3, 1995
                                                                                      (commencement
                                                                       Year ended     of operations)
                                                                     September 30   to September 30
                                                                            1996               1995
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $9.64             $8.50
---------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------
Net investment income (a)                                                     .21               .27
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              1.30               .87
---------------------------------------------------------------------------------------------------
Total from investment operations                                             1.51              1.14
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------
From net investment income                                                   (.36)               --
---------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.02)               --
---------------------------------------------------------------------------------------------------
Total distributions                                                          (.38)               --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.77             $9.94
---------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (b)                          16.25             13.41*
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $2,077            $1,771
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (a) (c)                          1.27               .49*
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%) (a)                 2.03              3.04*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     222.89             21.68*
---------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                          $0.0374                --
---------------------------------------------------------------------------------------------------

  Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995, may not reflect those that could have been achieved under the fund's current investment policies. (Note 1)

* Not annualized.

(a) Reflects an expense limitation during the period (See Note 2). As a result of such limitation, expenses of the fund for the periods ended September 30, 1996 and
    September 30, 1995 reflect a reduction of approximately $.09 and $.20 per share, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through
    expense offset and brokerage service arrangements. (See Note 2).

(d) Average commission rate paid is required for fiscal periods beginning
    September 1, 1995.




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund formerly Putnam Global Utilities Fund, is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation and current income as a secondary objective by investing primarily in common stocks with significant portion of its asset in countries outside the United States.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at fair market value, which is determined using the last reported sale price, or, if no sales are reported--as is the case of some securities traded over-the-counter- -the last reported sale price. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, and organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $9,692 to increase undistributed net investment income and $241 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $9,451. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: .80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion. 0.555% of the next $ 5 billion, 0.54% of the next $5 billion, and 0.53% thereafter, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1996, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets. Prior to January 1, 1996 the expenses were limited to .60% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC, a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $4,617 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the plan.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no commissions from the sale of shares of the fund.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $4,437,085 and $4,405,154, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Year ended
                          September 30, 1996
----------------------------------------------------
                       Shares           Amount
----------------------------------------------------
Shares sold             1,972          $20,241
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           7,267           69,765
----------------------------------------------------
                        9,239           90,006
Shares
repurchased               (85)            (836)
----------------------------------------------------
Net increase            9,154          $89,170
----------------------------------------------------

                            For the period
                           January 3, 1995
                          (commencement of
                           operations) to
                         September 30, 1995
----------------------------------------------------
                       Shares           Amount
----------------------------------------------------
Shares sold           181,635       $1,541,857
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              --               --
----------------------------------------------------
                      181,635        1,541,857
Shares
repurchased              (331)          (3,072)
----------------------------------------------------
Net increase          181,304       $1,538,785
----------------------------------------------------

At September 30, 1996, Putnam Investment Management, Inc. owned
183,456 shares of the fund (95.10% of shares outstanding) valued at $1,975,821.



Federal tax information
(Unaudited)


The fund has designated 11.84% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Anthony W. Regan
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Gary N. Coburn
Vice President

Hugh H. Mullin
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of the principal amount invested.

28352-197          11/96